UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 11, 2024

Date of Report (Date of earliest event reported)

SANMINA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SANM	NASDAQ Global Select Market

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 11, 2024, the stockholders of Sanmina Corporation (the “Company”) approved an amendment of the Company’s 2019 Equity Incentive Plan (the “2019 Plan”) to reserve an additional 1,200,000 shares of Common Stock for issuance thereunder.

The 2019 Plan provides for the grant to eligible individuals of stock options, both incentive stock options and nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares and such other cash and stock awards as the administrator of the 2019 Plan shall determine. The terms and conditions of each type of award are set forth in the 2019 Plan. Individuals eligible to receive awards under the 2019 Plan include executive officers, employees, consultants and non-employee members of the Company’s Board of Directors. The 2019 Plan expires on December 3, 2028.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Also on March 11, 2024, the Company held its 2024 Annual Meeting of Stockholders. The matters voted upon at the meeting by stockholders of record as of January 19, 2024 and the vote with respect to each such matter is set forth below:

1.	To elect nine directors to serve for the ensuing year and until their successors are appointed or elected.

Nominee	For	Against	Abstain	Broker Non-Votes
Susan K. Barnes	48,618,926	236,227	44,486	3,250,169
Eugene A. Delaney	46,702,850	2,152,532	44,257	3,250,169
David V. Hedley III	44,652,580	4,199,671	47,388	3,250,169
Susan A. Johnson	44,506,576	4,346,140	46,923	3,250,169
Joseph G. Licata	42,014,739	6,815,458	69,442	3,250,169
Krish Prabhu	46,917,557	1,944,355	37,727	3,250,169
Mario M. Rosati	46,325,385	2,508,422	65,832	3,250,169
Mythili Sankaran	48,624,315	236,505	38,819	3,250,169
Jure Sola	47,513,924	1,311,780	73,935	3,250,169

2.	To approve the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending September 28, 2024.

For	Against	Abstain	Broker Non-Votes
50,199,575	1,880,844	69,389

3.	To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement for the 2024 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the other related disclosure.

For	Against	Abstain	Broker Non-Votes
38,992,613	9,832,573	74,453	32,250,169

4.	To approve, on an advisory (non-binding) basis, the frequency of future stockholder votes on executive compensation.

One year	Two years	Three years	Abstain
42,896,408	9,961	5,920,505	72,765

5.	To approve the reservation of an additional 1,200,000 shares of Common Stock for issuance under the 2019 Plan.

For	Against	Abstain	Broker Non-Votes
45,169,752	3,630,300	99,587	3,250,169

ITEM 8.01 OTHER EVENTS

On March 11, 2024, the Board of Directors reappointed Eugene A. Delaney as Lead Independent Director for an additional two year term.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA CORPORATION

	By:	/s/ Jure Sola
Jure Sola
Chairman and Chief Executive Officer

Date: March 15, 2024

4